1 Spin-Off Overview

2 Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non- GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or Ashford Hospitality Prime, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

3 Ashford Hospitality Prime Spin-Off • AHT plans to contribute ownership interests in an 8-hotel portfolio to a newly formed company, Ashford Hospitality Prime, Inc. ("Ashford Prime"), which is expected to qualify as a Real Estate Investment Trust and intends to file an application to list its shares of common stock on the NYSE, under the symbol "AHP". • AHT plans to spin-off 80% of Ashford Prime to holders of Ashford Trust common stock in the form of a taxable special dividend to be comprised of common stock of Ashford Prime. • The distribution – expected in the third quarter of 2013 - will be made on a pro rata basis to holders of Ashford Trust common stock as of the distribution record date. AHT shareholders will receive 1 share of Ashford Prime stock for every 5 shares of AHT stock held on the record date. • Ashford Prime is expected to have an initial annual dividend policy of a minimum of $0.04 per Ashford Trust share equivalent. • The distribution will be subject to the Securities and Exchange Commission's review and declaring effective Ashford Prime's Form 10 registration statement, which the company has recently filed. The distribution is also subject to the satisfaction of a number of other conditions, including those relating to third party consents. • As such, we cannot be certain that the distribution will occur, or proceed in the manner or amount as currently anticipated

4 Strategic Rationale Creation of Two Focused Companies Creates Clarity Potential for Higher Aggregate Market Value for Stockholders Tailored Capital Structure More Efficient More Conservative Capital Structure

5 Transaction Overview 123 Hotels 25,715 Rooms TTM RevPAR: $102 TTM Hotel EBITDA: $391.9mm 8 Hotels 3,146 Rooms TTM RevPAR: $145 TTM Hotel EBITDA: $76.6mm 115 Hotels 22,569 Rooms TTM RevPAR: $97 TTM Hotel EBITDA: $315.3mm 20% Ownership of Ashford Prime Taxable Spin-off Contributed Capital Purchase Option on 2 Hotels and ROFO on 12 Hotels External Advisor Pro forma as of 6/30/13 Note: Figure for Ashford Trust post-spinoff does not include pro rata share of Ashford Prime.

6 Ashford Prime Overview High Quality Hotel Portfolio • Geographically diversified and concentrated predominantly in top 20 U.S. markets • Premium portfolio RevPAR of $145 • EBITDA per room of over $24,000 • Strong market share as evidenced by RevPAR penetration index of 115.5 • All current hotels branded and managed by Marriott and Hilton Focused Investment Strategy • Luxury, upper-upscale & upscale hotels in domestic gateway markets • Select investment in resort hotels and international gateway cities • Hotels with RevPAR 2x the then current national average Strong Acquisition Pipeline • Purchase Option to acquire Pier House Resort with $285 RevPAR and Crystal Gateway Marriott with $135 RevPAR • Right-of-First-Offer on additional 12 high RevPAR hotels in Ashford Trust portfolio totaling 3,110 rooms

7 Ashford Prime Overview • Institutional Investor Tailored Platform Highly-Aligned Management Structure • Ashford Trust expected to own 20% of Ashford Prime on a pro forma basis • Management and related parties are expected to hold approximately 19% equity interest in Ashford Prime • The highest inside ownership percentages of all the publicly-traded lodging REITs Attractive Corporate Governance • Advisor owned by Ashford Trust will provide strong transparency and offer investors ability to own shares in publicly-traded advisor • Fee compensation to be tied to enterprise value and total shareholder return • Board of Directors to consist of 5 independent directors (including the lead director) and 2 members of the management team • Advisor's 20% ownership interest will generally be non-voting on shareholder matters Prudent and Low Leverage Structure • Targeted leverage level over time of 5.0x or lower (Net Debt + Preferred Equity) / EBITDA • Attractive maturity profile with no maturities before 2017 • Anticipated unsecured credit facility would provide additional liquidity and flexibility • Ashford Prime expected to have an initial cash balance, including property level working capital, of at least $160 million upon spin-off

8 Differentiated Investment Strategy Ashford Prime Ashford Trust Investment Focus High-quality, High-RevPAR hotels in major markets expected to generate RevPAR of at least 2x the national average All segments of the hospitality industry excluding the High-RevPAR hotels targeted by Ashford Prime Investment Type Direct equity investments and joint ventures All parts of the capital structure Geography U.S. gateway cities, select resort locations and international gateway cities All domestic and limited international locations Chain Scale Predominantly luxury & upper-upscale hotels Various chain scale segments Mix of Service Predominantly full-service hotels Full-service and select-service Capital Structure Conservative Opportunistic Leverage Policy Target < 5.0x Net Debt + Preferred to EBITDA Strategic use of debt designed to maximize returns Brand Strategy Premium brands (Hilton, Marriott, Starwood, etc.) and high-quality independent hotels Premium brands (Hilton, Marriott, Starwood, etc.) and high-quality independent hotels Management Existing Ashford Trust management Existing Ashford Trust management • Ashford Prime will differentiate itself from existing Ashford Trust by its investment focus on higher-quality, higher-RevPAR hotels and its geographic focus on both domestic and international locations

Ashford Prime Properties



Seattle
Marriott Seattle Waterfront 358 Rooms
Seattle Courtyard 250 Rooms
San Francisco
San Francisco Courtyard 405 Rooms
Philadelphia
Philadelphia Courtyard 498 Rooms
Washington, D.C.
Capital Hilton 544 Rooms
Dallas
Marriott Plano Legacy 404 Rooms
San Diego
Hilton Torrey Pines 394 Rooms
Tampa
Tampa Renaissance 293 Rooms
Initial Assets
Right of First Offer Assets
Option Assets

Right of First Offer Assets

Hotel	Market	Rooms
Ritz-Carlton	Atlanta, GA	444 Rooms
Hilton Back Bay	Boston, MA	390 Rooms
Courtyard Downtown	Boston, MA	315 Rooms
Embassy Suites	Portland, OR	276 Rooms
Embassy Suites Crystal City	Washington, D.C.	267 Rooms
Crowne Plaza Beverly Hills	Los Angeles, CA	260 Rooms
Hyatt Regency Coral Gables	Miami, FL	242 Rooms
Melrose	Washington, D.C.	240 Rooms
One Ocean	Jacksonville, FL	193 Rooms
Churchill	Washington, D.C.	173 Rooms
Crowne Plaza Key West	Key West, FL	160 Rooms
Embassy Suites	Houston, TX	150 Rooms

Option Assets

Hotel	Market	Rooms
Marriott Crystal Gateway	Washington, D.C.	697 Rooms
Pier House Resort & Spa	Key West, FL	142 Rooms








ASHFORD HOSPITALITY PRIME

9

10 High RevPAR Focus • With 2012 RevPAR of $140, Ashford Prime compares favorably to the public lodging REIT universe. Through targeted acquisitions, we expect Ashford Prime to increase its comparative RevPAR profile over time $140 $127 $99 $94 $65 $55 $70 $85 $100 $115 $130 $145 Public Lodging REIT Average U.S. Average Rev P A R Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HPT, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. Note: Figure for Ashford Trust post-spinoff does not include pro rata share of Ashford Prime. Ashford Trust Post Spin-Off Ashford Trust Existing Ashford Prime 2012 RevPAR Existing Post Spin-Off

11 Ashford Prime Property Descriptions Hilton Torrey Pines  Built in 1989  394 rooms  60,000 SF of meeting space  2 F&B outlets  RevPAR of $123  Penetration index: 98.6  EBITDA of $8mm  Located on the famous Torrey Pines Golf Course overlooking Pacific Ocean  Public spaces renovated in 2012 with full rooms renovation in 2013  75% ownership in joint venture with Hilton Worldwide The Capital Hilton  Built in 1943  544 rooms  30,000 SF of meeting space  2 F&B outlets  RevPAR of $183  Penetration index: 109.8  EBITDA of $16mm  Located near the White House in the heart of downtown Washington DC  $30mm rooms and public space renovation completed in 2010-11  75% ownership in joint venture with Hilton Worldwide  Built in 2001  405 rooms  9,900 SF of meeting space  3 F&B outlets  RevPAR of $188  Penetration index: 104.4  EBITDA of $11mm  Located in downtown San Francisco near Moscone Convention Center, AT&T Park and CBD  Property renovation not anticipated until 2015 or 2016 San Francisco Courtyard Note: RevPAR, penetration and EBITDA reflect pro forma TTM 6/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set.

12 Ashford Prime Property Descriptions Philadelphia Courtyard  Built in 1999  498 rooms  11,000 SF of meeting space  2 F&B outlets  RevPAR of $128  Penetration index: 120.9  EBITDA of $10 mm  Located in heart of downtown Philadelphia business district proximate to convention center  Comprehensive rooms renovation scheduled for 2013  Built in 1999  250 rooms  2,300 SF of meeting space  2 F&B outlets  RevPAR of $114  Penetration index: 112.8  EBITDA of $5mm  Located on Lake Union near Amazon headquarters  Proximate to Seattle Center and Space Needle  Renovated rooms product in 2011/2012 Seattle Courtyard Marriott Dallas-Plano  Built in 2001  404 rooms  32,000 SF of meeting space  2 F&B outlets  RevPAR of $114  Penetration index: 137.4  EBITDA of $9mm  Located within Legacy Town Center, high-end destination retail and dining; near strong local business market with 92% office occupancy  Ballroom renovation planned in 2013 Note: RevPAR, penetration and EBITDA reflect pro forma TTM 6/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set.

13 Ashford Prime Property Descriptions Note: RevPAR, penetration and EBITDA reflect pro forma TTM 6/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set. Marriott Seattle Waterfront  Built in 2003  358 rooms  11,300 SF of meeting space  2 F&B outlets  RevPAR of $162  Penetration index: 114.5  EBITDA of $11mm  Located on Seattle's downtown waterfront adjacent to Pike Place Market and Pier 66 Cruise Terminal  Recently renovated rooms product Tampa Renaissance  Built in 2004  293 rooms  12,500 SF of meeting space  2 F&B outlets  RevPAR of $121  Penetration index: 128.7  EBITDA of $5mm  Located within International Market Plaza, high-end destination retail and dining  Recently renovated meeting space  Soft goods rooms renovation planned for 2014 or 2015

14 Option and Right of First Offer Properties Note: RevPAR, penetration and EBITDA reflect pro forma TTM 6/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set. *An agreement has been reached to convert the hotel to the Marriott brand in 2015. ** Subject to joint venture approval. Pier House Resort & Spa  Option Price of $90 million, subject to owner funded capital expenditures and increase over time  RevPAR of $285 with 96.9 Penetration index  EBITDA of $7mm  Built in 1968  142 rooms  2,600 SF of meeting space & 10,000 SF spa  3 F&B outlets  Minimal near-term capital needed after $20 million in renovations from 2006-2008  Consistently strong market with high barriers to entry, trailing only New York City in terms of annual RevPAR  Transition from family run to institutional management to improve operational performance Marriott Crystal Gateway  Option price based on market value  RevPAR of $135 with 117.5 Penetration index  EBITDA of $16 mm  Built in 1982  697 rooms  34,300 SF of meeting space  3 F&B outlets  Group destination hotel located near Pentagon and Reagan National Airport  Comprehensive renovation completed in 2008  Meeting space targeted for renovation in 2013  Strong location with several demand generators nearby  Institutional quality asset in stable market Additional Growth Opportunities From Right of First Offer on High Quality Assets  Total 3,110 rooms  $142 RevPAR  $69mm EBITDA  Crowne Plaza Beverly Hills *  Embassy Suites Crystal City  Crowne Plaza Key West  Hyatt Coral Gables  One Ocean Jacksonville  Houston Embassy Suites  Portland Embassy Suites  Ritz-Carlton Atlanta**  Hilton Boston Back Bay**  Courtyard Boston Downtown**  The Churchill, Washington D.C.**  The Melrose, Washington D.C.**

15 Highly-Aligned Management • With insider ownership* of both platforms anticipated to be approximately 19%, management is highly-aligned with shareholder interests Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes interests of related parties Ashford Trust Post Spin-Off Ashford Trust Existing Ashford Prime Publicly-Traded REIT Insider Ownership 19% 19% 19% 4% 4% 4% 4% 3% 3% 2% 2% 2% 2% 1% 1% 0% 5% 10% 15% 20% 25% O w n ersh ip P erce n ta g e H O S P I T A L I T Y T R U S T P O S T S P I N OFF H O S P I T A L I T Y T R U S T E X I S T I N G H O S P I T A L I T Y P R I M E A S H F O R D

16 Attractive Corporate Governance and External Advisor Model • Publicly-traded advisor is not typical of other externally advised REIT structures • Increases transparency • Reduces conflicts of interests • Significant insider ownership of both Ashford Trust and Ashford Prime creates further alignment of interests Publicly –Traded External Advisor • Board of directors structure designed to increase investor appeal • 7 member board with 5 independent directors, 4 of whom will have no prior board affiliation with Ashford Trust • Members subject to re-election on annual basis • Lead independent director with well-defined duties that support the board's oversight responsibilities Strong Independent Board • Charter provision will require that certain related party transactions be approved by a majority of the disinterested directors • Governance policy will provide that decisions related to the right of first offer with Ashford Trust, the advisory agreement with Ashford Advisors and the exclusivity agreement with Remington be approved by a majority of the independent directors Charter & Governance Designed to Address Conflicts • Base Fee (70 bps) calculated on total enterprise value rather than gross book value • Incentive Fee paid only if total shareholder returns exceed peer group (BEE, CHSP, DRH, LHO, PEB, SHO) • Five year term with one year renewals Investor/Manager Fee Alignment • Advisor, which is owned by a publicly-traded company, expected to own 20% of Ashford Prime • Insiders and related parties of Ashford Trust expected to own approximately 19% of Ashford Prime, the highest of public lodging REIT peers High Insider Ownership • Advisor's 20% ownership will generally be non-voting on shareholder matters • Significant amount of units held by insiders will not have voting rights that are attributable to stockholders Greater Independent Voting Rights

17 Common Investor Questions

18 Common Investor Questions Question: "Why not wait until after you have refinanced your upcoming debt maturities, including the Highland Portfolio, and then revisit the spin-off strategy as prior re-financings have seemed to be a positive catalyst for the stock?” Ashford Response: "We had several re-financings over the last 12 months where we took out significant excess proceeds, yet we saw our multiple discount versus our peers increase over that same time period. With the attractive industry fundamentals we are seeing, we think now is the right time to execute this transaction to unlock value in our portfolio.”

Compelling Valuation 19 − As of 6/14/13, Ashford traded at about 12.1x 2013 Consensus EBITDA − Multiple discount relative to peers had expanded over the several months before the spin-off was announced Source: Citi Equity Research 2013 Consensus EBITDA Multiple As of 10/26/12 As of 6/14/13 Ashford 11.2x 12.1x Hotel REIT Peer Avg. 11.8x 13.8x AHT Variance to Peer Avg. (0.6x) (1.7x)

20 Common Investor Questions Question: "Won't the smaller market caps of both Ashford Trust and Ashford Prime result in lower EBITDA valuation multiples?” Ashford Response: "We have spent considerable time researching this question and have not found any evidence that market cap impacts EBITDA valuation multiples for Hotel REITs.”

21 Common Investor Questions • As the chart below shows, there is a very high correlation between RevPAR and EBITDA Multiple for the Hotel REIT universe. Ashford Prime, with its higher RevPAR assets and investment focus, should benefit from this correlation Public Lodging REITs include: AHT, BEE, CHSP, CLDT, DRH, FCH, HPT HT, INN, LHO, PEB, RLJ, SHO. Excludes HST due to its significantly higher market capitalization. Source: Bloomberg, First Call, SNL and Company filings. Q2 2013 Forward 12 Month Consensus EBITDA Multiple vs. RevPAR R² = 0.8672 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x $50 $70 $90 $110 $130 $150 $170 $190 E B IT D A M u lt ip le RevPAR PEB BEE INN CLDT CHSP LHO SHO DRH HT RLJ FCH AHT HPT

22 Common Investor Questions • Conversely, there is no correlation between Market Capitalization and EBITDA Multiple for the Hotel REIT universe. This is further evidence that the overall valuation of Ashford Prime should be based more on its RevPAR focus than its market capitalization Public Lodging REITs include: AHT, BEE, CHSP, CLDT, DRH, FCH, HPT, HT, INN, LHO, PEB, RLJ, SHO. Excludes HST due to its significantly higher market capitalization. Source: Bloomberg, First Call, SNL and Company filings. Q2 2013 Forward 12 Month Consensus EBITDA Multiple vs. Market Capitalization R² = 0.0005 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 E B IT D A M ult ip le Market Cap ($Millions) CLDT INN LHO RLJ PEB BEE DRH SHO HT CHSP FCH AHT HPT

23 Common Investor Questions • We also looked at the correlation between EBITDA multiple and market capitalization for other REIT property types. Below are the R-squared (correlation significance) values for those sectors: • With a 0.58 R-squared value - the apartment REIT sector was the only sector with a material correlation • However, when dollar rents for apartment REITs are included in the analysis, the correlation with rents (like RevPAR, a measure of perceived property quality) was statistically significant while the correlation with market capitalization was not Apartments 0.58 Industrial 0.22 Retail 0.04 Malls 0.02 Healthcare 0.01 Office 0.01 Hotels 0.01

24 Spin-Off Overview